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                           THE BOSTON BALANCED FUND

                     Supplement Dated May 12, 2001 to the
                        Prospectus dated June 30, 2000

The following information supplements the disclosure in the Prospectus under the heading "The Investment Adviser":

As of May 12, 2001, Boston Trust Investment Management, Inc. ("Boston Trust") a wholly-owned subsidiary of United States Trust Company of Boston ("USTC"), replaced USTC as the investment adviser to the Fund. On that date, the Boston Trust assumed all of USTC's duties and responsibilities for providing investment advisory services to the Fund under the Fund's Investment Advisory Agreement. The Board of Trustees of the Fund had previously approved this transaction. Domenic Colasacco, president of Boston Trust, is the portfolio manager of the Fund. This change in the investment advisory arrangements for the Fund was done in order to comply with recent federal banking and securities law changes with respect to banks that serve as investment advisers to mutual funds.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE